Exhibit 10.15

FIRST AMENDMENT OF CONSULTING AGREEMENT

This First Amendment of the Consulting Agreement is made and effective as of April 1, 2005, by and between Franchise 101 Incorporation, (“F101”) and The Tradeshow Marketing Company, Ltd., a Nevada corporation (the “Company”). Collectively, the Company and F101 shall be referred to as the “Parties.”

WHEREAS, the Parties entered into that certain Consulting Agreement as of April 1, 2005 (the “Consulting Agreement”); and

WHEREAS, the Parties desire to amend certain provisions of the Consulting Agreement.

NOW THEREFORE, for good and valuable consideration, the Parties hereby agree to amend the Consulting Agreement as follows:

1.           ARTICLE ONE -- CONSULTING SERVICES shall be amended to read as follows:

“1.1 Retainer. The Company hereby agrees to retain the Consultant to provide the Company with consulting services consisting of the following and such other consulting services as the Company and the Consultant may from time to time agree upon, (the “Services”) and the Consultant hereby agrees to provide such Services to the Company:

•	Assist the Company with the applications for its trademarks in Canada and the US;

•
Develop a franchise agreement and area representative agreement which reflect the recommended business model and provides the strong enforceable controls necessary to achieve a successful franchise program in Canada;

•	Draft a disclosure document that complies with the provisions of the Alberta Franchise Act;

•	Draft a disclosure document that complies with the provisions of the Arthur Wise hart Act (Ontario);

•	Develop a pre-opening manual and operations/ policy and procedures manual;

•	Design management information systems to evaluate the performance of the franchisee’s particular business in relationship to other similar franchises in the system; and

•	Serve on the Company’s Advisory Board.

IN WITNESS WHEREOF, the Parties have executed this First Amendment of the Consulting Agreement on the dates set forth below, effective as of the date first written above.

THE TRADESHOW MARKETING COMPANY, LTD:

DATED:	By:	/s/
Name
Its: President

DATED:	By:	/s/
Franchise 101 Incorporated
Title